UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2009

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices)  (Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On December 1, 2009, Koss Corporation (the “Company”), in connection with a two-for-one forward split of its common stock, par value $0.005 per share (the “Common Stock”), distributed to its stockholders a stock dividend of one share of its Common Stock for each share of its Common Stock outstanding on November 20, 2009, the record date of the stock split.  The stock split was required in order to bring the Company into compliance with Nasdaq’s continued listing requirements.

As of December 1, 2009, there were 7,382,706 total shares of Common Stock issued and outstanding.

A table reflecting beneficial ownership of the Company’s Common Stock as of December 1, 2009, prepared pursuant to the instructions contained in Item 403 of Regulation S-K, has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)         Exhibits

Number	Description

Exhibit 99.1	Beneficial Ownership Table of Koss Corporation as of December 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 1, 2009	KOSS CORPORATION

	By:	/s/ Michael Koss
Michael J. Koss
Chief Executive Officer,
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Beneficial Ownership Table of Koss Corporation as of December 1, 2009.